Exhibit 31.3

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jonathan S. Huberman, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of Nogin, Inc. for the year ended December 31, 2022;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 28, 2023	By:	/s/ Jonathan S. Huberman
Jonathan S. Huberman
Chief Executive Officer and President (Principal Executive Officer)